ING DOMESTIC EQUITY PROSPECTUS

                         SUPPLEMENT DATED JUNE 17, 2003
                     TO THE CLASS A, B, C, M & T PROSPECTUS
                            DATED SEPTEMBER 23, 2002


1). Effective June 16, 2003, ING Investments, LLC assumed direct management of the investment portfolio of ING Growth + Value Fund (the "Fund"). As of that date Navellier Fund Management, Inc. (Navellier) no longer serves as sub-adviser to the Fund. Accordingly, the Prospectus is revised as follows:

     a) The section on page 2 of the Prospectus entitled "Funds at a Glance-ING Growth + Value Fund", is amended to delete the text "SUB-ADVISER:
          NAVELLIER FUND MANAGEMENT, INC."

     b) The section on page 6 of the Prospectus entitled "ING Growth + Value Fund" is deleted in its entirety and replaced with the following:

                                                                         ADVISER
ING GROWTH + VALUE FUND                                     ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE

The Fund seeks capital appreciation.

INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of equity securities, including common and preferred stock.

The Fund invests in common stock of companies the portfolio managers believe are poised to rise in price. The portfolio managers use a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies that have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the portfolio managers.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the portfolio managers believe a company's bottom line results or prospects have changed.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS - You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund's performance will be affected if the portfolio managers choose growth companies that do not grow as quickly as hoped, or that are not as undervalued as the managers' assessment indicates. The Fund's investments in small and mid-sized companies may be more susceptible to price swings than investments in larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS - from time to time, the stock market may not favor the growth stocks at a reasonable price in which the Fund invests. Rather, the market could favor more speculative growth stocks or more "deep value" stocks.

INABILITY TO SELL SECURITIES - securities of small and mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

PORTFOLIO TURNOVER - a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

     c) The section on page 49 of the Prospectus entitled "Management of the Funds" is amended to add the following:

          GROWTH + VALUE FUND

          The Fund has been managed by a team of investment professionals led by Matthew S. Price and David C. Campbell since June 16, 2003. Matthew Price, portfolio manager, joined ING as a managing director and portfolio manager in 1992. David C. Campbell, portfolio manager, joined ING as a managing director and portfolio manager in 1990.

     d) The section on page 50 of the Prospectus entitled "Management of the Funds - ING Growth + Value Fund" is deleted in its entirety.


2a) Effective June 2, 2003 the ING Research Enhanced Index Fund changed its name to ING Disciplined LargeCap Fund and the section entitled "Investment Strategy" on page 16 of the Prospectus is deleted and replaced with the following:

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its total assets in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the S&P 500 Index that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. The Sub-Adviser expects that there will be a correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield) which approximate those of the S&P 500 Index.

The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index futures and or options on futures of the S&P 500 Index).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

     b) The section entitled "Management of the Funds- Research Enhanced Index Fund- Aeltus Investment Management, Inc." on page 50 of the Prospectus is deleted and replaced with the following:

          DISCIPLINED LARGECAP FUND

          AELTUS INVESTMENT MANAGEMENT, INC.

          Aeltus Investment Management, Inc (Aeltus) serves as Sub-Adviser to the Disciplined LargeCap Fund. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser of sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of August 31, 2002, Aeltus managed over $38.0 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

          A team of investment professionals led by Hugh T.M. Whelan has managed the Disciplined LargeCap Fund (formerly the Research Enhanced Index
          Fund) since June 2003. Mr. Whelan served as co-manager of the Research Enhanced Index Fund since August 2001. Mr. Whelan has served as a quantitative equity analyst at Aeltus since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities, since 1994.

     c) All other references in the Prospectus that refer to the ING Research Enhanced Index Fund are replaced with ING Disciplined LargeCap Fund.

3) Effective June 2, 2003 the ING LargeCap Growth Fund is sub-advised by Wellington Management Company, LLP. The Prospectus is updated to reflect this new sub-advisory arrangement as described below:

     a) The section entitled "Funds at a Glance- LargeCap Growth Fund" on page 2 of the Prospectus is revised to reflect that Wellington Management Company, LLP is the Fund's sub-adviser.

     b) Page 10 of the Prospectus entitled "ING LargeCap Growth Fund" is deleted in its entirety and replaced with the following:


                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING LARGECAP GROWTH FUND                      Wellington Management Company, LLP
--------------------------------------------------------------------------------

OBJECTIVE

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants and exchange traded index funds (ETFs).

The Fund invests in the stocks of successful, large, growing companies. The Sub-Adviser considers large companies to consist of the 1,000 largest U.S. companies as measured by equity market capitalization at time of purchase. The Fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.

Using a unique valuation measure in each industry, the Sub-Adviser ranks each stock based on its upside return potential relative to its down side risk. The Sub-Adviser typically purchases companies that rank in the top 25% based on this measure and sells the stocks when they fall below median.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

RISKS - You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS - from time to time, the stock market may not favor the large company, growth oriented securities in which the fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

RISK OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment. These factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

RISKS OF USING DERIVATIVES - derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates, the use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

EXCHANGE TRADED FUND RISK - an investment in an ETF carries substantially the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER - a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

CONVERTIBLE SECURITIES - the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING - there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

     c) The section entitled "What You Pay to Invest" on pages 36, 37, 39 and 40 of the prospectus is revised for the LargeCap Growth Fund Class A, B and C as follows:

WHAT YOU PAY TO INVEST

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS A                          DISTRIBUTION                 TOTAL
                                  AND SERVICE                 FUND           WAIVERS
                    MANAGEMENT      (12b-1)       OTHER     OPERATING     REIMBURSEMENTS        NET
FUND                   FEE           FEES       EXPENSES     EXPENSES    AND RECOUPMENT(2)   EXPENSES
-----------------------------------------------------------------------------------------------------
LargeCap Growth  %    0.75           0.35        0.56(5)       1.66            -0.21           1.45

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS B                          DISTRIBUTION                 TOTAL
                                  AND SERVICE                 FUND           WAIVERS
                    MANAGEMENT      (12b-1)       OTHER     OPERATING     REIMBURSEMENTS        NET
FUND                   FEE           FEES       EXPENSES     EXPENSES    AND RECOUPMENT(2)   EXPENSES
-----------------------------------------------------------------------------------------------------
LargeCap Growth  %    0.75           1.00        0.56(5)       2.31            -0.21           2.10


CLASS C                          DISTRIBUTION                 TOTAL
                                  AND SERVICE                 FUND           WAIVERS
                    MANAGEMENT      (12b-1)       OTHER     OPERATING     REIMBURSEMENTS        NET
FUND                   FEE           FEES       EXPENSES     EXPENSES    AND RECOUPMENT(2)   EXPENSES
-----------------------------------------------------------------------------------------------------
LargeCap Growth  %    0.75           1.00        0.56(5)       2.31            -0.21           2.10

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate- actual expenses and performance may vary.

CLASS A

FUND                                1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
LargeCap Growth   $                   714        1,049        1,407        2,411

CLASS B
                            IF YOU SELL YOUR SHARES               IF YOU DON'T SELL YOUR SHARES
                     -------------------------------------    --------------------------------------
FUND                 1 YEAR   3 YEARS   5 YEARS   10 YEARS    1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
LargeCap Growth   $     713    1,001      1,416      2,467       213        701     1,216      2,467

CLASS C
                            IF YOU SELL YOUR SHARES               IF YOU DON'T SELL YOUR SHARES
                     -------------------------------------    --------------------------------------
FUND                 1 YEAR   3 YEARS   5 YEARS   10 YEARS    1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
LargeCap Growth   $    313       701     1,216      2,630       213       701      1,216      2,630

     d) The section entitled "Management of the Funds- LargeCap Growth Fund" on page 48 of the prospectus is deleted and replaced with the following:

LARGECAP GROWTH FUND
WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP (Wellington Management) serves as Sub-Adviser to the LargeCap Growth Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2002, Wellington Management had over $302 billion in assets under management. Wellington Management's principal address is 75 State Street, Boston, Massachusetts 02109.

ANDREW J. SHILLING, Senior Vice President, Partner and Equity Portfolio Manager, has been portfolio manager of the Fund since June 2003. Mr. Shilling has been a portfolio manager at Wellington Management in the growth group focused on managing portfolios in the Large Capitalization Growth style since 2000. Prior to this, Mr. Shilling was a Global Industry Research Analyst covering the Aerospace/Defense, Electrical Equipment and Satellite industries since 1994.

PERFORMANCE OF SIMILAR LARGECAP GROWTH ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables below are designed to show you how a composite of similar large-cap growth investment accounts managed by Wellington Management performed over various periods in the past.

The Wellington Large-Cap Growth Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary large-cap growth accounts of at least $5 million in net assets under management managed by Wellington Management for at least one month beginning January 1, 1992. Each account in the Wellington Management Composite has investment objectives, policies, strategies and risks that are substantially similar to the investment objectives, policies, strategies and risks of the LargeCap Growth Fund.

The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Growth Index for the one-, three-, five- and ten-year (or since inception) periods ended December 31, 2002 and on an annual basis as of December 31 of each of the last 10 years. This information is designed to demonstrate the historical track record of Wellington Management. It does not indicate how the LargeCap Growth Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                                   WELLINGTON                WELLINGTON
                                 LARGECAP GROWTH           LARGECAP GROWTH
                                  COMPOSITE (%)             COMPOSITE (%)         RUSSELL 1000
                            (AT MAX SALES CHARGE)(1)   (WITH NO SALES CHARGE)   GROWTH INDEX (%)
                            ------------------------   ----------------------   ----------------
One Year                             -30.54%                   -24.44%               -27.88%
Three Years                          -24.77%                   -21.34%               -23.64%
Five Years                            -3.31%                    -1.95%                -3.84%
Ten Years                              6.13%                     6.48%                 6.71%
Since Inception (12/31/84)            10.43%                    10.49%                11.33%

(1)  Reflects the deduction of applicable Class A sales charges of 5.75%.

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                                   WELLINGTON
                                LARGECAP GROWTH
                                  COMPOSITE (%)           RUSSELL 1000
                             (WITH NO SALES CHARGE)      GROWTH INDEX (%)
                             ----------------------      ----------------
2002                                -24.44%                  -27.88%
2001                                -16.61%                  -20.42%
2000                                -22.75%                  -22.42%
1999                                 35.10%                   33.16%
1998                                 37.80%                   38.71%
1997                                 29.21%                   30.49%
1996                                 21.32%                   23.12%
1995                                 26.93%                   37.19%
1994                                 -0.82%                    2.66%
1993                                  4.80%                    2.90%

Year-to-date total return as of March 31, 2003 is -0.69% (includes no deduction for sales charge).

Except to the extent performance has been adjusted to reflect the operating costs of the LargeCap Growth Fund, the performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), which differ from the method used by the SEC.

The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables reflect the deduction of net operating expenses for the LargeCap Growth Fund of 1.45%. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

4) Effective April 21, 2003, the sections entitled "Management of the Funds-Growth Opportunities Fund, LargeCap Growth Fund and MidCap Opportunities Fund" and "Management of the Funds-SmallCap Opportunities Fund" on page 48 of the prospectus are deleted and replaced with the following:

     GROWTH OPPORTUNITIES FUND, MIDCAP OPPORTUNITIES FUND AND SMALLCAP OPPORTUNITIES FUND

     The Funds have been managed by a team of investment professionals led by Matthew S. Price and David C. Campbell since April 2003. Matthew S. Price, Portfolio Manager, joined ING as a managing director and portfolio manager in 1992. David C. Campbell, Portfolio Manager, joined ING as a managing director and portfolio manager in 1990.

5) Effective April 21, 2003, the section entitled "Management of the Funds-Large Company Value Fund" and the section entitled "Management of the Funds- MagnaCap Fund" on pages 48 and 49 of the prospectus are deleted and replaced with the following:

     LARGE COMPANY VALUE FUND AND MAGNACAP FUND

     The Portfolio has been managed by a team of investment professionals led by William F. Coughlin since April 2003. William F. Coughlin, Portfolio Manager, joined ING in April 2003. Prior to joining ING, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta Capital Management LLC, he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.

6) Effective April 21, 2003, the section entitled "Management of the Fund-Equity and Bond Fund" on page 49 of the prospectus is deleted and replaced with the following:

     EQUITY AND BOND FUND

     A team of investment professionals led by James A. Vail has managed the equity portion of the Equity and Bond Fund since April 2003. Mr. Vail has served as Vice President and Senior Portfolio Manager of ING since 2000. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has over 25 years of investment experience. Prior to joining ING in 2000, Mr. Vail was Vice President at Lexington Management Corporation, which he joined in 1991.

     A team of investment professionals led by James Kauffman has managed the bond portion of the Equity and Bond Fund since February of 2003. Mr. Kauffman is a Portfolio Management Team Leader. He joined ING in 1996 and has over 14 years of investment experience.

7) Effective April 21, 2003, the section entitled "Management of the Fund-Tax Efficient Equity Fund" on page 49 of the prospectus is deleted and replaced with the following:

     TAX EFFICIENT EQUITY FUND

     The Tax Efficient Equity Fund is managed by a team of investment professionals led by James A. Vail since April 2003. Mr. Vail has served as Senior Vice President and Portfolio Manager of ING since July 2000. He is a

     Chartered Financial Analyst, a member of the New York Society of Security Analysts and has over 25 years of investment experience. Prior to joining ING in 2000, Mr. Vail was a Vice President at Lexington Management Corporation, which he joined in 1991.

8) Effective April 21, 2003, the section entitled "Management of the Fund-Convertible Fund" on page 49 of the prospectus is deleted and replaced with the following:

     CONVERTIBLE FUND

     The Fund is managed by a team of investment professionals led by Anuradha Sahai since April 2003. Anuradha Sahai, Vice President of ING, has served as a member of the team that managed the Fund since April 2002. Ms. Sahai has held several analyst positions with ING since 1997.

9)   INVESTMENT STRATEGY CHANGES EFFECTIVE APRIL 21, 2003:

     In conjunction with the portfolio management changes stated above, the Board of Directors/Trustees approved the following investment strategy changes.

     a) The section entitled "ING SmallCap Opportunities Fund-Investment Strategy" on page 14 of the prospectus is deleted and replaced with the following:

          The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the portfolio managers believe have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index, which is an index that measures the performance of small growth companies. The market capitalization range will change with market conditions as the range of the companies included in the Russell 2000 Growth Index changes. The market capitalization of companies held by the Fund as of August 31, 2002 ranged from $60 million to $5.1 billion.

          The portfolio managers use a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Portfolio Managers believe will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the portfolio managers.

          The Fund may invest in initial public offerings.

          The portfolio manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the portfolio managers believe a company's bottom line results or prospects have been changed.

          The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

     b) The section entitled "ING MidCap Opportunities Fund-Investment Strategy" on page 12 of the prospectus is deleted and replaced with the following:

          The Fund normally invests at least 80% of its assets in the common stock of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the portfolio managers believe have above average prospects for growth. For this Fund, mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell MidCap Growth Index. The market capitalization range will change with market conditions as the range of the companies included in the Russell MidCap Growth Index changes. The market capitalization of companies held by the Fund as of August 31, 2002 ranged from $293 million to $10.7 billion.

          The portfolio managers use a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the portfolio managers believe will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the portfolio managers.

          The Fund may invest in initial public offerings.

          The portfolio manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the portfolio managers believe a company's bottom line results or prospects have been changed.

          The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

     c) The section entitled "Investment Strategy-ING Growth Opportunities Fund" on page 8 of the prospectus is deleted and replaced with the following:

          The Fund invests primarily in common stock of U.S. companies that the portfolio managers feel have above average prospects for growth.

          Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

          The portfolio managers use a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the portfolio managers believe will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the portfolio managers.

          The portfolio manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the portfolio managers believe a company's bottom line results or prospects have been changed.

          The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

10) On January 7, 2003, the Board of Trustees of ING Funds approved a proposal to reorganize the following "Disappearing Fund" into the following "Surviving Fund" (the "Reorganization"):

                DISAPPEARING FUND                  SURVIVING FUND
                -----------------                  --------------
          ING Large Company Value Fund           ING MagnaCap Fund

          The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganization would take place during the second quarter of 2003.

11) The ING Biotechnology Fund was liquidated December 10, 2002, and, therefore, its shares are no longer available for sale.

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